Exhibit 99.3
PIPELINE CAPACITY PRIORITIZATION AND ALLOCATION ORDER

I.AUTHORITY

The Department of Energy (DOE) is authorized to issue orders pursuant to Executive Order 13603 section 201, which delegates to the Secretary of Energy the authority of the President conferred by the Defense Production Act of 1950 (DPA), sections 101(a) & (c). By delegation, section 101(a) authorizes the Secretary to require acceptance and priority performance of contracts or orders and to allocate materials, services, and facilities, as deemed necessary or appropriate to promote the national defense with respect to all forms of energy. Section 101(c)1 authorizes the Secretary to require the allocation of, or the priority performance of contracts or orders relating to, materials, equipment, and services to maximize domestic energy supplies where those supplies of materials, services, and facilities are scarce, critical, and essential to maintain or expand exploration, production, refining, or transportation.

II.COVERED ENTITIES

Sable Offshore Corp. and Pacific Pipeline Company (collectively “Sable”) Attn: Lance Yearwood
845 Texas Avenue
Suite 2800
Houston, TX 77002
(713) 579-8118

III.NEED FOR PRIORITY PERFORMANCE AND ALLOCATION

In Executive Order 14156, President Trump declared a national emergency, determining that the “United States’ insufficient energy production, transportation, refining, and generation constitutes an unusual and extraordinary threat to our Nation’s economy, national security, and foreign policy.”2 Further, President Trump found, “[i]n an effort to harm the American people, hostile state and non-state foreign actors have targeted our domestic energy infrastructure, weaponized our reliance on foreign energy, and abused their ability to cause dramatic swings within international commodity markets. An affordable and reliable domestic supply of energy is a fundamental requirement for the national and economic security of any nation.”3 The President determined that problems are most pronounced in our Nation’s West Coast, “where dangerous State and local policies jeopardize our Nation’s core national defense and security needs, and devastate the prosperity of not only local residents but the entire United States population.”4

Sable is the lessee, owner, and operator of the Santa Ynez Unit (SYU), an offshore oil and gas unit located in Federal waters off the coast of California.5 Sable and the Department of the Interior are

1 Pub. L. No. 81-774 (50 U.S.C. §§ 4511(a), 4511(c)).
2 Executive Order No. 14156, 90 Fed. Reg. 8433 (Jan. 20, 2025) (Declaring a National Energy Emergency), https://www.federalregister.gov/documents/2025/01/29/2025-02003/declaring-a-national-energy-emergency.

3 Id.
4 Id.

5 Sable Offshore Corp. (2025). Form 10-K. U.S. Securities and Exchange Commission, at 1-2, available at: https://d18rn0p25nwr6d.cloudfront.net/CIK-0001831481/652c5f0a-582e-42c9-b069-e47f9af7bc7f.pdf (“the ‘Santa Ynez Unit’ or ‘SYU’ refers to the 16 federal leases, three offshore production platforms (Hondo, Harmony, and

Exhibit 99.3

currently updating a previously approved Development and Production Plan, which would allow for continuous production to address energy vulnerabilities on the West Coast.6 The SYU is a critical energy resource on the West Coast. It is one of the largest known offshore oilfields in the United States.7 This resource cannot be used to address the shortages identified in EO 14156 and the resulting vulnerabilities, including adversarial dependence, without reliable transport of SYU’s production through the Santa Ynez Pipeline System (SYPS) to market on mainland California.

For most of SYU’s production history, oil and gas were produced through pipeline infrastructure connecting offshore platforms to onshore facilities in Las Flores Canyon, California.8 From there, crude oil was transported via onshore pipeline to a California refinery complex via the Las Flores Pipeline System.9 This interstate pipeline system running from the SYU to the Pentland Station terminal in Pentland, California is known as the SYPS, which Sable owns and operates.10 According to Sable, the State of California is impeding it from resuming transportation of SYU production through the SYPS. As Sable reports, “California agencies have deployed an array of state measures—including SB 237, the state waiver process, novel interpretations of state agency jurisdiction and authority, excessive delay in granting a long-term easement through a state park for an existing pipeline, and the Restart Plan requirements under [a] Consent Decree—to block pipeline operations.”11

Heritage), and associated ancillary facilities located in federal waters offshore California”) (hereinafter “Sable 10-K”).

6 See Letter for Jonathan Brightbill, General Counsel, Department of Energy, from James Noe, Partner, Holland & Knight, Re: Sable Offshore Corp.—Request for Action Under the Defense Production Act at 1-2 (Dec. 12, 2025) (hereinafter “Sable Request”).
7 U.S. Energy Information Administration, Top 100 U.S. Oil and Gas Fields, at 5 (Mar. 2015), https://www.eia.gov/naturalgas/crudeoilreserves/top100/pdf/top100.pdf.
8 Sable Request at 2.

9 Id.

10 Id. See also, Letter for Linda Daugherty, Acting Associate Administrator for Pipeline Safety, Pipeline and Hazardous Materials Safety Administration (PHMSA), from J. Caldwell Flores, President and Chief Operating Officer, Pacific Pipeline Company / Sable Offshore Corp., RE: Application for Emergency Special Permit Sable Offshore Corp. at 1 (Dec. 19, 2025) (“As part of this Application, Sable requests that PHMSA issue an Emergency Special Permit covering two pipeline segments (Lines CA-324 and CA-325) that together, constitute the Las Flores Pipeline, which is part of an interstate pipeline facility that Sable operates from the Outer Continental Shelf (OCS) off the coast of Santa Barbara, California to Kern County, California, known as the Santa Ynez Pipeline System (SYPS).”); Letter for J. Caldwell Flores, President and Chief Operating Officer, Sable Offshore Corp., RE: Determination of Interstate Classification at 2 (Dec. 17, 2025) (“PHMSA agrees with your determination that the Las Flores Pipeline is an interstate pipeline.”); Sable 10-K at 1-2 (“the ‘Santa Ynez Pipeline System’ (or ‘SYPS’) refers to the interstate pipeline connecting the Santa Ynez Unit to the Pentland Station terminal, inclusive of ‘Pipeline Segment 324’ and ‘Pipeline Segment 325’, or collectively referred to as ‘Pipeline Segments 324 and 325’ (formerly known as ‘901/903 Assets’ and as defined in the Sable-[Exxon Mobil Corporation] Purchase Agreement), the Las Flores Canyon (‘LFC’) onshore processing, storage, and related pipeline assets, and the offshore pipeline connecting the Santa Ynez Unit to LFC. The SYU Assets include the Santa Ynez Unit and the Santa Ynez Pipeline System.”).

11 Sable Request at 6.

Exhibit 99.3
IV.ORDER

In light of my findings and determinations in accordance with Title I of the DPA that the actions directed below are necessary or appropriate to promote the national defense and to maximize domestic energy supplies where those supplies of materials, services, and facilities are scarce, critical, and essential to maintain or expand exploration, production, refining, or transportation and maintenance or expansion of exploration, production, refining, transportation cannot reasonably be accomplished without exercising the authority in this Order, it is directed that:

A.Pursuant to sections 101(a) and (c) of the DPA, Sable is directed to immediately prioritize and allocate pipeline transportation services for hydrocarbons from the SYU through the SYPS, including transportation service activities at the onshore facilities in Las Flores Canyon, California, to the Pentland Station terminal in Pentland, California.
B.Sable is directed to immediately commence performance under contracts or orders for services, including contracts or orders hereinafter entered into or sought, for hydrocarbon transportation capacity in the SYPS from the point of production in the SYU through the SYPS, including transportation service activities at the onshore facilities in Las Flores Canyon, California, to the Pentland Station terminal in Pentland, California, at which point hydrocarbons move through the Plains All American Line 2000 for transport to refineries.
C.Such contracts for hydrocarbon transportation services from the point of production in the SYU through the SYPS, including transportation service activities at the onshore facilities in Las Flores Canyon, California, to the Pentland Station terminal in Pentland, California, shall take priority over other non-SYPS hydrocarbon transportation contracts or orders for such services from the SYU that are entered, hereinafter are entered, or could as an alternative to the SYPS be entered into for hydrocarbon transportation services from the point of production in the SYU. For purposes of assuring such priority, Sable is directed to accept and perform such contracts or order up to and so long as the SYPS has capacity to transport.

D.Any person contracting for or ordering, or who hereinafter does contract for or order hydrocarbon transportation services from Sable from the point of production in the SYU is directed to prefer and utilize such capacity in the SYPS from the point of production in the SYU through the SYPS, including transportation service activities at the onshore facilities in Las Flores Canyon, California, to the Pentland Station terminal in Pentland, California, in preference to other such non-pipeline contracts or orders by other persons capable of hydrocarbon transportation service, including but not limited to by truck, vessel, or alternative pipeline, up to the capacity of the SYPS.
E.Sable, and any person seeking hydrocarbon transportation services from the SYU through the SYPS, including transportation service activities at the onshore facilities in Las Flores Canyon, California, to the Pentland Station terminal in Pentland, California, are authorized to enter into such orders and contracts as those parties negotiate, as appropriate.

F.Sable is directed to provide a monthly report to DOE via askcr@hq.doe.gov on the use of this priority and allocation order, including the volumes of hydrocarbons transported or contracted for under this Order during the previous month.

G.Sable is ordered to comply with this order immediately and to maintain such compliance until such time as the conditions necessitating the issuance of this order abate or until Sable is directed otherwise.

Exhibit 99.3

Issued in Washington, D.C. on this 13th day of March 2026

Chris Wright
Secretary of Energy
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